                                RULE 438 CONSENT

         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration of shares of Common Stock of the Company, $1.00 par value per share, and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned does hereby acknowledge that the undersigned is among those persons named in said Registration Statement who may be elected as directors of the Company, and the undersigned does hereby consent to all references to the undersigned in such context appearing in said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                               /s/ EARL H. BERGEN
                                    (Signature)

                                 Earl H. Bergen
                                    (Print Name)

                                RULE 438 CONSENT

         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration of shares of Common Stock of the Company, $1.00 par value per share, and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned does hereby acknowledge that the undersigned is among those persons named in said Registration Statement who may be elected as directors of the Company, and the undersigned does hereby consent to all references to the undersigned in such context appearing in said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 6th day of December, 1996.


                                /s/ J. M. HORTON
                                    (Signature)

                                      J. M. Horton
                                    (Print Name)

                                RULE 438 CONSENT

         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration of shares of Common Stock of the Company, $1.00 par value per share, and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned does hereby acknowledge that the undersigned is among those persons named in said Registration Statement who may be elected as directors of the Company, and the undersigned does hereby consent to all references to the undersigned in such context appearing in said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 8th day of December, 1996.


                                      /s/ CLINTON C. LEMON, JR.
                                    (Signature)

                                    Clinton C. Lemon, Jr.
                                    (Print Name)

                                RULE 438 CONSENT

         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration of shares of Common Stock of the Company, $1.00 par value per share, and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned does hereby acknowledge that the undersigned is among those persons named in said Registration Statement who may be elected as directors of the Company, and the undersigned does hereby consent to all references to the undersigned in such context appearing in said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 6th day of December, 1996.


                               /s/ JAMES A. LOLLIS
                                    (Signature)

                                 James A. Lollis
                                    (Print Name)

                                RULE 438 CONSENT

         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration of shares of Common Stock of the Company, $1.00 par value per share, and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned does hereby acknowledge that the undersigned is among those persons named in said Registration Statement who may be elected as directors of the Company, and the undersigned does hereby consent to all references to the undersigned in such context appearing in said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                     /s/ MARSHALL L. MARTIN, JR.
                                    (Signature)

                                    Marshall L. Martin, Jr.
                                    (Print Name)

                                RULE 438 CONSENT

         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration of shares of Common Stock of the Company, $1.00 par value per share, and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned does hereby acknowledge that the undersigned is among those persons named in said Registration Statement who may be elected as directors of the Company, and the undersigned does hereby consent to all references to the undersigned in such context appearing in said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                             /s/ WILLIAM F. STEADMAN
                                    (Signature)

                               William F. Steadman
                                    (Print Name)